Exhibit 10.16.1

             , 20

Single Touch Systems Inc.

2235 Encinitas Blvd., Suite 210

Encinitas, CA 92024

Re:   2009 Stock Plan Award

Gentlemen:

I hereby acknowledge receipt of              shares of common stock of Single Touch Systems Inc. (the “Company”), awarded to me under the Company’s 2009 Employee and Consultant Stock Plan, and I further acknowledge that the award of such shares serves as satisfaction in full for $             of services previously invoiced by me to the Company.

Very truly yours,

Participant